Exhibit 10.10

21 May 2021

AMENDMENT TO THE INTEREST FREE PROMISSORY NOTE

FOR VALUE RECEIVED,

the undersigned Anthemis Holdings S.á.r.l., a private limited liability company (société à responsabilité limitée) established and existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 15, Boulevard F.W. Raiffeisen, L-2411 Luxembourg, Grand Duchy of Luxembourg and with the Luxembourg Trade and Companies Register under number B156140, hereby promises to pay to the order of Anthemis Digital Acquisitions I Corp, a company registered in the Cayman Islands with registration number MC-372152, having its registered office at PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands (the “Company”),

have signed an interest free promissory note on 3 March 2021 for the amount of seventy-five thousand United States Dollars (USD 75,000)

and hereby amends to increase it to an amount of two hundred thousand United States Dollars (USD 200,000) in immediately available funds at the latest on 24 May 2021 (the “Amended Note”).

No interest will be charged on the amount due, which shall be payable by the Company within 1 year from the date of the Amended Note.

The Amended Note is assignable and might, with the consent of both parties hereto, be converted into shares, share premium or any kind of securities issued by the Company.

The Amended Note shall be governed by the laws of the Grand Duchy of Luxembourg, in particular, the transfer of the Amended Note is subject to Article 1689 et seq. of the Luxembourg Civil Code.

The Courts of the City of Luxembourg have exclusive jurisdiction to settle any dispute arising from or connected with this Amended Note, including, without limitation, a dispute regarding the existence, validity or termination of this Amended Note or the consequences of its nullity.

Signature page below

Anthemis Holdings S.à r.l	/s/ Sean Park	/s/ Amandine Le Floch
Represented by	Sean Park	Amandine Le Floch
Title	Class A Manager	Class B Manager

Anthemis Digital Acquisitions I Corp	/s/ Mei Lim
Represented by	Mei Lim
Title	CFO